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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 30, 2004

        IndyMac MBS, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of the IndyMac MBS, Inc., IndyMac INDX Mortgage
        Loan Trust 2004-AR10, Mortgage Pass-Through Certificates,
        Series 2004-AR10).

                               IndyMac MBS, Inc.
                             ----------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     333-116470             95-4791925
---------------------------------      ------------      ---------------------
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)               File Number)        Identification No.)
     155 North Lake Avenue
      Pasadena, California                                       91101
      --------------------                                      --------
     (Address of Principal                                      (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8.
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Item 8.01   Other Events.
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     On September 30, 2004, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2004-AR10, Mortgage Pass-Through Certificates, Series 2004-AR10 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9.
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Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
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   Not applicable.

   Not applicable.

   Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of September 1, 2004, by and among the Company, IndyMac and the Trustee.


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INDYMAC MBS, INC.



                                    By: /s/ Victor H. Woodworth
                                        ---------------------------
                                        Victor H. Woodworth
                                        Vice President



Dated:  February 9, 2005


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                                 Exhibit Index
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Exhibit                                                                   Page
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  99.1.    Pooling and Servicing Agreement, dated as of September 1,
           2004, by and among, the Company, IndyMac and the Trustee          5


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